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                                                                    Exhibit 10.6

                               OFFICE SPACE LEASE


THIS LEASE, dated September 9, 1996, is made and entered into by and between Olafson Group, an L.C. (hereinafter referred to as "Landlord"), and Tomax Technologies, Inc. (hereinafter referred to as "Tenant," whether one or more). Landlord and Tenant hereby agree as follows:

1. Property and Improvements. Landlord is owner of a certain parcel of realty (the "Property") situated at approximately 205 North 400 West, Salt Lake City, UT. There is currently situated on the Property, a building (the "Building") intended for use as office space, together with a related parking area (the "Parking Area") and other improvements necessary to enable to Building to be so used (the Building, Parking Area and other improvements are hereinafter collectively referred to as the "Improvements"). If the Improvements are not currently complete, Landlord intends to cause them to be constructed and completed substantially in accordance with the plans and specifications describing the same.

2. Lease Premises. Landlord hereby leases to Tenant, and Tenant rents from Landlord, the part of the 1st, 2nd, 3rd floors and basement of the Building as outlined on the floor plan attached hereto as Exhibit "A" and incorporated herein by this reference (such part of said floor is hereinafter referred to as the "Premises"). During the term of this Lease, Tenant shall also have such non-exclusive licenses with respect to the Building as may be reasonably necessary to access to the Premises.

The area of the Premises as shown on Exhibit "A" is approximately 24,000 square feet (which shall hereinafter be referred to as the "Usable Area" of the Premises). For purposes of determining the rent payable hereunder, the Premises are deemed to consist of 28,000 square feet of "Rentable Area," which square footage has been arrived at by attributing to the Premises a portion of those areas in the Building (the Building "Common Areas") which are not intended for actual use and occupancy by lessees or which are intended to be used in common by some or all of the lessees of space in the building.

3. Finishing of Premises. On or before October 1, 1996, Tenant shall deliver to Landlord a detailed floor plan layout, including working drawings and specifications, showing the partitions, improvements and installations desired by Tenant in the Premises ("Tenant's Plans"), the Tenant's Plan to include specifications regarding how the finishing obligations of Landlord described on Exhibit "B" attached hereto and incorporated herein by this reference are to be incorporated into the work. Tenant's Plans are to be in sufficient detail to enable Landlord to obtain firm contracts for the necessary construction and installations. Within 10 days after its receipt of Tenant's Plans, Landlord shall notify Tenant of its approval of Tenant's Plans or its disapproval thereof and the reasons therefor. If Tenant's Plans are disapproved by Landlord, Tenant shall resubmit Tenant's Plans for Landlord's approval within 10 days after notice of disapproval. This process shall continue until Tenant's Plans are approved by Landlord.

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After approval of Tenant's plans, Landlord or it's contractors shall perform the construction and make the installations called for by Tenant's Plans. The cost of the finishing obligations of the landlord described on Exhibit "B" shall be borne by the Tenant. With the exception of such finishing obligations of Landlord, all construction and installations called for by Tenant's Plans shall be for Tenant's account and within 10 days after being invoiced therefore, Tenant shall pay to Landlord an amount equal to Landlord's actual cost of such construction and installation plus an amount equal to five percent (5%) of such actual cost as payment to Landlord for overhead and supervision. At Landlord's option, it may delay prosecution of such construction and installation until the aforesaid amount has been paid by Tenant.

4. Term and Occupancy. The term of this Lease shall be for fifteen years, commencing on April 1, 1997, and terminating on March 31, 2012. If the Premises are not available or ready for occupancy on such scheduled commencement date, the term shall commence on such later date as the Premises are ready for occupancy, or on the date that Tenant commences occupancy of the Premises, whichever date occurs first, and the termination date of the term shall be extended to a date which corresponds with the period elapsed between the scheduled commencement date and the extended commencement date, plus the balance of the days remaining in that month if said extended termination date is a date other than the last day of the month. Notwithstanding the foregoing, if the commencement date has not arrived prior to the expiration of two years after the date of this Lease, this Lease shall thereupon automatically cease to be of any force or effect.

The Premises shall be deemed to be ready for occupancy upon substantial completion of the work required to be accomplished by Landlord pursuant to the forgoing Section 3, subject to such remaining "punch list" items as may be subsequently completed without substantial impairment of Tenant's ability to use and enjoy the Premises. In the event of any dispute over when the Premises are ready for occupancy, the decision of the Landlord's architect shall be final.

If the Premises are not ready for occupancy on the scheduled commencement date, Landlord shall not be liable in any manner to Tenant; but the rent and all other charges under this Lease shall abate for the period between the scheduled commencement date and the extended commencement date. Notwithstanding the foregoing, however, if the Premises are not ready for occupancy on the scheduled commencement date due, in whole or in part, to Tenant's failure to timely deliver Tenant's Plans or to timely pay amounts due from Tenant in accordance with Section 3, the rent and all other charges shall not abate, but rather Tenant shall pay to Landlord such rent and other charges from and after the scheduled commencement date.

Those provisions of this Lease which govern the general relationship of the parties and do not relate specifically to the payment of rent or the use and occupancy of the Premises shall be effective immediately upon execution of this Lease.

5. Rent. Tenant shall pay to the Landlord as rent, exclusive of any other charge to be paid by Tenant under this Lease, the sum of $10.00 per square foot for the leased areas of the 1st, 2nd and 3rd floors and $5.00 per square foot for the basement per year for the first two years of Lease term, with a rate escalation at the commencement of years three and five, said increase to be determined. Rent will be payable in equal consecutive monthly installments of $18,333.00 each, in advance on the first day of each month throughout the term hereof (if any commencement date

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of the term is other than the first day of the month, Tenant shall pay to
Landlord on such date, a pro rata share of the monthly rent, as rent for the fractional calendar month with which the term hereof begins). Each rental payment and other sum required to be paid by Tenant under this Lease shall be delivered to Landlord at such place as Landlord may from time to time designate in writing. Each installment of rent or other sum required under this Lease to be paid by Tenant shall be paid to Landlord without any offset or deduction whatsoever.

6. Prepaid Rent and Security Deposit. Upon execution of this Lease, Tenant shall deposit with Landlord the sum of $29,000.00 (the "Deposit") as prepaid rent and a security deposit. The Deposit shall be allocated as follows:

a.  Prepaid Rent:

$12,000.00 of the Deposit shall be applied to rent due for the first month of the Lease term.

$12,000.00 of the Deposit shall be applied to rent due for the last month of the Lease term.

b. Security Deposit:

$5,000.00 of the Deposit shall be applied to a security deposit for the performance by Tenant of the provisions of this Lease.

If Tenant is in default, Landlord shall have the right to use the Deposit, or any portion thereof, to cure the default or to compensate Landlord for damage sustained by it resulting from Tenant's default. Tenant shall, on demand, immediately pay to Landlord the sum necessary to replenish the security deposit to that initially deposited with the Landlord. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the Deposit to Tenant. Landlord's obligations with respect to the Deposit are those of a debtor and not a trustee. Landlord shall have the right to maintain the Deposit separate and apart from Landlord's general and other funds. Landlord shall not be required to pay to Tenant any interest on the Deposit.

In the event that this Lease is for any reason terminated before the end of the full term, any rent paid for any period beyond the termination shall be considered to be an additional security deposit.

In the event of an assignment or transfer of Landlord's interest under this lease, Landlord shall have the right to transfer the security deposit to its assignee or transferee, and Landlord shall thereupon be released from all liability for the return of such Deposit. In the event of any permitted assignment of this Lease by Tenant, the security deposit shall be deemed to be held by Landlord as a Deposit made by the assignee, and the Landlord shall have no further liability with respect to return of said Deposit to the assignor.

7. Operating Expenses. As used herein, the term "Operating Expenses" shall mean and include all costs, expenses and amounts, determined through the accrual method of accounting, which are incurred by Landlord during the period in question or which all allocable to said period in question or which all allocable to said period in connection with Landlord's ownership,

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operation, management or maintenance of the Property, the Improvements, or any portion or portions thereof. Said costs, expenses and amounts shall be determined in accordance with the accounting procedures and business practices customarily employed by Landlord, and shall include, but not limited to, the cost of all of the following: real estate taxes and installments on special assessments; any tax or other charge levied or assessed upon Landlord or upon the rent payable under the Lease in lieu, in whole or in part of real estate taxes or special assessments; all insurance which Landlord deems necessary or advisable to obtain and maintain; permit and inspection fees; electricity; gas; heating; air conditioning; water; sewer; other utilities; supplies and materials; labor, maintenance and repairs; refurbishing; reasonable reserves for replacement or repair of components or the Improvements; landscaping; janitorial and security services; snow removal; professional fees; and reasonable management fees. Notwithstanding the breadth of the foregoing, Operating Expenses shall not include principal or interest paid by Landlord on any mortgage or deed of trust affecting the Property or Improvements. In the event the exact amount of any ingredient of the Operating Expenses is known at the time it is necessary to determine such Expenses, Landlord's reasonable estimate of the amount of such ingredient shall be used.

As used herein, the term "Proportional Share" shall mean a fraction whose numerator is the Usable Area of the Premises and whose denominator is the total Useable Area (as reasonably determined by Landlord) contained in the Building.

In addition to all other payments by Tenant to Landlord required by this Lease, Tenant shall pay to Landlord, for each year or portion thereof during the term of this Lease, Tenant's Proportional Share of the amount by which Operating Expenses incurred in any lease year or portion thereof exceed the Operating Expenses for the base calendar year of 1997.

At a time convenient for Landlord after the end of each calendar year (or, at Landlord's option, at or about the end of the term of this Lease), Landlord shall provide to Tenant a statement of Tenant's Proportional Share of excess Operating Expenses. Within 30 days after its receipt to such statement, Tenant shall pay the entire amount shown to be due. However, Landlord reserves and shall have the right at any time to reasonable estimate Tenant's Proportional Share of excess Operating Expenses for any current calendar year or portion thereof and to require that Tenant pay to Landlord, on a monthly basis at the same time the rent is payable under this Lease, the total amount of the estimate divided by the total number of months included in the period covered by the estimate. If Landlord exercises such right, Tenant shall thus pay the necessary amount monthly, and within three months after the end of each calendar year during which tenant has paid to Landlord such estimated payments, Landlord shall render a statement to Tenant showing the difference between Tenant's actual Proportional Share of excess Operating Expenses for such year or portion thereof and the total amount of Landlord's estimate for the year or portion thereof collected from Tenant. Tenant shall pay any shortage to Landlord within 10 days after Tenant's receipt of such statement. Correspondingly, Tenant shall receive a credit in the amount of any overpayment, which credit may be applied by Tenant to subsequent payments due under this Section 7, so long as Tenant is not in default under this Lease.

Tenant shall be required to make the annual payment called for in this Section 7 even though the term of the Lease has expired or terminated prior to the time Landlord renders a statement for such payment. However, if the term of this Lease has not been in effect for the entirety of the

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annual or other period covered by a statement contemplated hereby, the amount required to be paid by Tenant shall be determined through a proration which takes into account the length of time that the term has been or was in effect.

Each of the final statements and determinations provided for above shall become absolutely binding on Tenant, and not subject to challenge by Tenant, one year after the time the statement in question is furnished to Tenant, unless prior to the expiration of such one-year period Tenant furnished Landlord with a writing wherein Tenant disputes such statement and determination.

8. Parking. During the term of this Lease, Tenant and its employees shall have a license to use a total of 30 parking spaces situated within such portion or portions of the Parking Area as Landlord may from time to time designate for that purpose. Unless and except during such periods s Landlord designates the specific parking spaces that are to be used by Tenant and its employees, Tenant and its employees shall not have the exclusive right to use any particular parking spaces. Rather, Tenant and its employees shall have a license to use parking spaces, in the above-specified number, situated within the portion or portions of the Parking Area then designated by Landlord for such purpose. Tenant and its employees shall only park vehicles within the area or areas (or in the specific parking spaces, in the event Landlord designates specific spaces) in the Parking Area that are from time to time designated for use by Tenant and shall not park elsewhere within the Parking area or on the Property. At no time shall Tenant and its employees use, in the aggregate, more than the total number of parking spaces specified at the outset of this paragraph.

During the use of this Lease, Tenant, along with other Building Tenants, shall also have a license to use as parking for its visitors and business invitees, a total of 39 parking spaces situated within such portion or portions of the Parking Area as Landlord may from time to time designate for that purpose. Unless and except during such periods as Landlord designates the specific parking spaces that are to be used by Tenant for visitor parking purposes, Tenant shall not have the exclusive right to have its visitors and business invitees use any particular parking spaces. Rather, Tenant shall have a license to use (as parking for its visitors and business invitees) parking spaces, in the above-specified number, situated within the portion or portions of the Parking Area then designated by Landlord as reserved for such purpose. Tenant shall cause its visitors and business invitees to park vehicles only within the area or areas ( or in the specific parking spaces, in the event Landlord designates specific spaces) in the Parking Area that are from time to time designated for use by Tenant's visitors, and shall not allow its visitors or business invitees to park elsewhere within the Parking Area or on the Property. At no time shall Tenant or the employees of Tenant park any vehicles in any of the parking spaces or areas that are designated as visitor parking for Tenant. Landlord shall have no obligation t ensure that the parking rights of Tenant provided for in this Section 8 are not impaired or violated by other parties, including lessees, occupants or users of the Improvements.

9. Use. Tenant shall use the Premises only as office space and for purposes ordinarily incidental to such use. Tenant shall not make nay use of the Premises which would in any way increase the cost of fire or other insurance on the Building or limit any portion of the coverage thereunder. Tenant shall not commit any waste upon the Premises and shall not conduct or allow any business, activity or thing on the Premises which is or becomes unlawful, prohibited or a

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nuisance, or which may be an annoyance or cause damage to Landlord or other lessee, occupants or uses of the Improvements. Tenant shall comply with and abide by all laws, ordinances and regulations of all municipal, county, state and federal authorities which are not in force or which may hereafter become effective with respect to use and occupancy of the Premises. Tenant shall not overload the floor of the Premises. Tenant shall not obstruct or use for other than their intended purposes any part of the Property, Parking Garage or Building Common Area, including entries, halls, elevators, stairways and toilet rooms.

10. Services and Utilities. Tenant shall have use of the Premises during reasonable hours of generally recognized business days, subject to approval by the Landlord and subject to the rules and regulation of the Building and Tenant is responsible for 86% of the total Building costs for electricity for normal lighting, office machines, heat and air conditioning, water usage, replacement of light bulbs, janitorial services, garbage removal, grounds maintenance and upkeep, and any and all other normal and customary operating expenses associated with the Building. Tenant, at its cost and expense, shall provide telephone service to the premises, and Tenant shall pay all charges for such services.

11. Care of Premises. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good order, condition and repair. Tenant shall: (a) maintain the Premises in clean and sanitary condition (but Landlord shall furnish service described in Section 10 above); (b) Maintain the Premises in as good condition and repair as they were in at

12. Alterations. Subsequent to the initial finishing that occurs pursuant to
Section 3, tenant at its cost and expense and with no right to reimbursement from Landlord, may make changes, additions and improvements to the Premises to better adapt the Premises for its use and occupancy; provided, however, that any such change, addition or improvement shall (a) equal or exceed the then-current standard for Building and utilize only new and first-grade materials; (b) be in conformity with all applicable laws and ordinances; (c) be made only with the prior written consent of Landlord; (d) be made pursuant to plans and specifications approved in writing by Landlord, and upon obtaining any required permits and licenses; (e) be made only after Tenant has provided Landlord such indemnification and/or bonds, in such form and amount as may be satisfactory to Landlord, to protect against claim and liens for labor performed and materials furnished; and (f) be carried out only by persons or entities approved in writing by Landlord, who, if required by Landlord, shall deliver to Landlord before commencement of the work, proof of such insurance coverage as Landlord may require, with Landlord named as an additional insured. Any such change, addition or improvement shall be done only at such item and in such manner as Landlord may specify. Tenant shall promptly pay the cost thereof. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all liens, claims and liabilities, including attorney's fees, which may arise out of or be connected in any way with such change, addition or improvement. Any increase in property taxes on or insurance cost for the Building attributable to such change, addition or improvement shall be borne by Tenant of Landlord's invoice thereof.

13. Rules and Regulations. Landlord shall have and reserves the right from time to time to adopt, promulgate, amend and supplement rules and regulations applicable to the property, the Improvements and the use and operation thereof. Provided that such rules and regulations are

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reasonable and do not discriminate against Tenant in favor of other lessees of space in the Building, Tenant agrees to comply with and observe all such rules and regulations. Tenant's failure to do so shall constitute a default under the terms of this Lease just as if such rules and regulations were contained herein as covenants. Landlord shall not be responsible to Tenant for enforcement of any such rules and regulations against other parties, including other tenants of space in the Building.

14. Landlord's Financing. Tenant agrees that this Lease shall automatically be subordinate to the lien of any firs-position mortgage or deed of trust now or hereafter placed against the realty of which the Premises comprise a part and to all renewals, modifications, supplements consolidations and extensions thereof, provided, however, in the event that the holder of any such mortgage or deed of trust shall so elect, its mortgage or deed of trust shall not be disturbed in its possession of the Premises during the full term of this Lease. Tenant agrees to execute such further documents in addition to this Lease as may be desired by Landlord or by holder of any firs-position mortgage or deed of trust with respect to the subordination arrangement that is provided for above.

In the event any proceedings are brought for foreclosure of, or in the event of the exercise of the power of sale under, any mortgage or deed of trust covering the Premises, Tenant shall attorn to the purchaser and shall recognize such purchaser as the Landlord under this Lease.

Tenant recognizes that Landlord's ability from time to time to obtain loan financing for the realty of which the Premises comprise a part may in part be dependent upon the acceptability of the terms of this Lease to the lender concerned. Accordingly, Tenant agrees that from time to time it shall, if so requested by Landlord and if doing so will not substantially and adversely affect Tenant's economic interest hereunder, join with Landlord in amending this Lease so as to meet the needs or requirements of any lender which is considering making or which has made a load secured by a mortgage or deed of trust affecting the Premises.

15. Tenant's Insurance and Indemnity. Tenant shall provide and at all times maintain comprehensive liability insurance covering the Premises, written by an underwriter satisfactory to the Landlord, with minimum limits of liability, regarding personal injury or death, of $1,000,000.00 per occurrence, and regarding property damage, of $100,000.00 per occurrence. Landlord shall be named as an additional insured and shall be furnished with a certificate of insurance. The insurance policy shall contain provisions requiring 30 days notice to Landlord prior to any cancellation or reduction in amount of coverage.

Tenant shall defend, indemnify and hold harmless Landlord from and against any and all claims, costs and liabilities, including attorneys' fees, arising from Tenant's use or occupancy of Premises, from the conduct of Tenant's business or from any activity, work or thing done, permitted or suffered by Tenant or by any of Tenant's agents, contractors or employees.

16. Destruction. Landlord shall have the right to terminate this Lease in the event the Building is destroyed or damaged by fire, earthquake or other casualty to such an extent that it is untenantable in whole or part. Any such right of termination must be exercised through written notice given by Landlord to Tenant within 60 days following the date of destruction or damage.

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In the event of any other destruction or damage, or in the event Landlord does not exercise the above-mentioned right of termination, Landlord shall proceed with reasonable diligence to repair and reconstruct the Building. During the period from destruction or damage until restoration, rent hereunder shall be abated in the same ratio as that portion of the Premises which Landlord determines is unfit for occupancy bears to the whole Premises. However, if damage is due to the fault or neglect of Tenant or its agents, contractors or employees, there shall be no abatement of rent.

Landlord shall not be required to repair any damage by fire or other cause to, or to make any repairs or replacements of, any panels, decoration, office fixtures, floor coverings, partitions or other property installed in the Premises by Tenant. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

17. Condemnation. As used in this Section, the term "Condemnation Proceeding" means any action or proceeding in which any interest in the property or in the Improvements is taken for any public or quasi-public purpose by any lawful authority through exercise of the power of eminent domain or by purchase or otherwise in lieu thereof. if the whole of the Premises is taken through Condemnation Proceedings, this Lease shall automatically terminate this Lease in the event any portion of the improvements (whether or not including the Premises) or of the Property is taken which, in Landlord's judgment, substantially interferes with the ability to operate or use the Property and Improvements for the purposes for which they were intended. Any such right of termination must be accomplished through written notice to the other party given no later than 60 days after the later of the date of taking or the date on which the condemning authority takes possession. In all other cases, or if neither party exercises it's right to terminate, the Lease shall remain in effect. If a portion of the Premises is taken, the rent payable hereunder shall be reduced in proportion that the floor area taken bears to the original total floor area of the Premises. Whether or not this Lease is terminated as a consequence of Condemnation Proceedings, all damages or compensation awarded for a partial or total taking, including any award for severance damage and any sums compensation for diminution in the value or deprivation of the leasehold estate under this Lease, shall be the sole and exclusive property of Landlord; provided, however, that Tenant shall be entitled to any award for the loss of or damage to Tenant's trade fixtures and removable personal property.

18. Assignment and Subletting. Tenant shall not, either voluntarily or by operation of law, assign, transfer, mortgage or encumber this Lease or any interest herein, or sublet the Premises or any part thereof, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. A consent to one such transaction shall not be deemed to be a consent to any subsequent transaction. Consent to any assignment or subletting shall in no way relieve Tenant of any of its obligations under this Lease. Any assignment or submitting without landlord's consent shall constitute a default under this Lease.

19. Default by Tenant. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant: (a) the vacating or abandonment of the

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Premises; (b) the failure of Tenant to make any payment of rent within five days after such payment falls due; (c) the failure by Tenant to make any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of 10 days after notice from Landlord that said payment is due and payable; or (d) the failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than those described above, where such failure shall continue for a period of 30 days after written notice thereof by Landlord to Tenant.

20. Remedies for Tenant's Default. In the event of any default or breach by Tenant, Landlord may at any time, without waiving or limiting any other right or remedy available to it, terminate Tenant's rights under this Lease by written notice or by any lawful means, or reenter and take possession of the Premises (with or without terminating this Lease), or pursue any remedy allowed by law. Tenant agrees to pay to Landlord the cost of recovering possession of the Premises, all expenses of relating, and any other costs or damages arising out of Tenant's default. Notwithstanding any reentry or termination, the liability of Tenant for the rent provided for herein shall not be extinguished for the balance of the term of this Lease, and Tenant agrees to make good to Landlord any deficiency arising from relenting the Premises at a lesser rent than applies under this Lease. Any rent or other charges under this Lease not paid by Tenant when due shall bear interest from the due date thereof at a rate of eighteen percent (18%) per annum.

21. Late Charge. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed upon Landlord under the terms of any mortgage or deed of trust affecting realty that includes the Premises. Accordingly, if any payment of rent or any other sum due from Tenant is not received by Landlord or Landlord's designee within five days after said amount is due, Tenant shall pay to Landlord a late charge equal to the greater of $100.00 or five percent (5%) of such overdue amount. The parties hereby agree that such let charge represents a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment make by Tenant. Such late charge shall be in addition to, and not in lieu of, interest at the rate of eighteen percent (18%) per annum until paid on any delinquent amounts owing in connection with this Lease and any and all costs and expenses, including attorney's fees, incurred by Landlord in collection or attempting to collect any such delinquent amounts.

22. Default by Landlord. Landlord shall not be in default under this Lease unless Landlord fails to perform an obligation required of it within 30 days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the realty of which the Premises are a part whose name and address have therefor been furnished to Tenant in writing, specifying the respects in which Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than 30 days are reasonably required for performance or cure, then Landlord shall not be in default if Landlord or such holder commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease or to withhold the payment of rent or other charges provided for herein as a result of Landlord's default.

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23. Attorney's Fees. If any action is brought to recover any rent or other amount under this lease, or because of any default under or to enforce or interpret any of the provisions of this Lease, or for recovery of possession of the Premises, the party prevailing in such action shall be entitled to recover from the other reasonable attorneys' fees (including those incurred in connection with any appeal), the amount of which shall be fixed by the court and made a part of and judgment rendered.

24. Estoppel Certificate. Tenant shall at any time from time to time, within three days after receiving written request therefore from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges hereunder have been paid; and (b) certifying that there are not, to Tenant's knowledge, and defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed; and (c) setting forth the date of commencement and the date of expiration of the term hereof; and (d) setting forth such other matters and Landlord may request. Any such statement may be relied upon by any prospective purchaser or encumbrance of the realty of which the Premises are a part.

25. Sale of Premises by Landlord. In the event of any sale or transfer by Landlord of the realty of which the Premises are a part, Landlord shall be entirely freed and relieved of all liability under any and all of its covenants and obligations contained in this Lease arising out of any act, occurrence or commission occurring after the consummation of such sale or transfer.

26. Notices. Any notice required or permitted hereunder to be given or transmitted between the parties shall be either personally delivered or mailed postage prepaid addressed, if to Landlord, at 205 North 400 West, Salt Lake City, UT 84111 (or such other address for not purposes as Landlord may hereafter designate in writing). Any notice which is mailed shall be effective on the second business day following its day of mailing.

27. Rights upon Termination. All alterations, additions and fixtures, other than Tenant's movable personal property, which have been made or installed by either Landlord or Tenant in the premises shall be Landlord's property and shall be surrendered with the Premises as a part thereof. Notwithstanding termination of the term of this Lease, Tenant shall be and remain liable to fully perform and fulfill all of its obligations under this Lease relating to events occurring, circumstances existing or obligations or claims arising or attributable to the period prior to the date of termination.

28. Taxes and Tenant's Property. Tenant shall pay or cause to be paid, before delinquency, any and all taxes payable during or attributable to any period during the term thereof which are levied or assessed upon Tenant's leasehold improvements, equipment, furniture, fixtures or personal property located in the Premises (except that which has been paid for by Landlord and is the standard of the Building). In the event any or all of Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within 10 days after Landlord's delivery to Tenant of written statement setting forth the amount of such taxes applicable to Tenant's property.

29. Access to Premises. Tenant shall permit Landlord to enter the Premises at reasonable times for the purpose of cleaning, inspecting, altering and repairing the Premises and ascertaining compliance with the provisions of this Lease by Tenant. Landlord may also show the Premises to prospective purchasers, lessees or mortgages at reasonable times.

30. Signs. Tenant, at its own cost and expense, shall cause to be installed on the outside surface of the entrance door to the Premises, or on the wall area adjacent to such entrance door, as Landlord may direct, a sign or lettering which identifies the occupant of the Premises. such sign or lettering shall be in such form, style, size color as Landlord may specify or approve.

31. Nonrecourse Provision. Anything in the Lease to the contrary notwithstanding, Tenant agrees that it shall look solely to the estate and property of Landlord in the Property and Improvements, subject to prior rights of the holder of any mortgage or deed of trust, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and not other assets of Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies.

32. Waiver and Cumulative Remedies. The waiver by Landlord of the breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition of any subsequent breach of the same or any other term, covenant or condition. The subsequent acceptance of rent by Landlord shall not be deemed to be a waiver of any preceding default by Tenant of any term, covenant or condition of this Lease, other than the failure of tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding default at the time of the acceptance of such rent. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

33. Multiple Parties Tenant. If there is or comes to be more than one party that constitutes Tenant hereunder: (a) their obligation shall be joint and several; and (b) any notice required or permitted to be given to Tenant may be given by or to any one of such parties and shall have the same force and effect as if given by or to all of such parties.

34. Prior Agreements, Lease Amendments and Time Effective. This lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any of such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on either party until fully executed by both.

35. Inability to Perform. In the event that either party hereto shall be delayed or hindered or prevented from the performance of any act required hereunder by reason of strikes, lockouts, other labor troubles, inability to procure materials, failure of power, restrictive government laws or regulations, riots, insurrection, war or other reason not the fault of party delayed, then performance of the action in question shall be excused for the period of delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay. The provisions of this Section 35 shall not, however, operate to excuse Tenant from the prompt payment of rent or any other payments required by the terms of this Lease.

36. Authority of Signatories. Each person executing this lease on behalf of Tenant individually and personally represents and warrants that they are duly authorized to execute and deliver the same on behalf of the entity for which they are signing (whether it be a corporation, general or limited partnership or otherwise), and that this Lease is binding upon said entity in accordance with its terms.

37. Substitution. At any time after the execution of this Lease, Landlord may substitute for the Premises other premises (the "New Premises") in the Building, in which event the new Premises shall, as of the effective date of substitution, be deemed to be the Premises for all purposes hereunder. The following additional provision shall govern the arrangement established in this Section 38: (a) such right of substitution shall only apply if the Premises comprise less than 1,200 square feet of Usable Area; (b) the New Premises must be similar to the Premises in area of suitability for Tenant's purposes; (c) any such substitution must be accomplished for the purpose of accommodating a lessee that will occupy all or a substantial portion of the floor on which the Premises are located; and (d) if Tenant is occupying the Premises at the time of such substitution, Landlord shall pay the actual out-of-pocket expense of moving Tenant and its property and equipment to the new Premises and shall, at its sole cost, improve the New Premises with improvements substantially similar to those located in the Premises. Landlord shall not be responsible for any other costs that may be incurred by Tenant in connection with relocation.

38. Miscellaneous. All Exhibits, addenda, riders and provisions, if any, attached to this lease are a part thereof. Tenant shall not record this Lease or any memorandum or short form thereof without the written consent of Landlord. Any provision of the Lease which may prove to be invalid shall in no way affect or invalidate any other provision hereof, and such other provision shall be valid to the maximum extent permitted by law. The headings and titles of the various provisions of the Lease shall have no effect upon the construction or interpretation of any part hereof. As used in the Lease, the singular shall include the plural, the plural shall include the singular, the whole shall include each part thereof, and any gender shall include both other genders. The covenants and conditions herein contained shall, subject to the provisions of
Section 18 hereof, apply to and bind the heirs, personal representatives, successors and assigns of the parties hereto. Time is the essence of this Lease and of all its provisions in which performance is a factor. This Lease shall be governed by the internal substantive laws of the State of Utah.

IN WITNESS THEREOF, the parties hereto have caused this Lease to be executed on or as of the day and year first above written.

"Landlord":                                 "Tenant":

      Olafson Group, L.C.                        Tomax Technologies, Inc.
--------------------------------            ------------------------------------

     1227 E. Gilmer  Drive                       205 North 400 West
--------------------------------            ------------------------------------

    Salt Lake City, UT  84105                    Salt Lake City, UT 84103
--------------------------------            ------------------------------------

        /s/ Jaye Olafson                           /s/ Virgil Fernandez
By                                          By
  ------------------------------              ----------------------------------
      Jaye Olafson                                Virgil Fernandez


Title:         Manager                      Title:       Vice President
      ---------------------------                 ------------------------------

                         ADDENDUM TO OFFICE SPACE LEASE


THIS LEASE ADDENDUM, date January 1, 1998, is made and entered into by and between Olafson Group, an L.C. (hereinafter referred to as "Landlord"), and Tomax Technologies, Inc. (hereinafter referred to as "Tenant," whether one or more). Landlord and Tenant hereby agree that Tenant shall take over an additional approximate 4,000 sq. ft. of office space in the building located at 205 North 400 West, Salt Lake City, UT. All terms and conditions contained in the original lease agreement pertaining to original space leased from Landlord, including term of lease, applies to the additional space covered in this addendum. The rate for the additional space is $10.00 per sq. ft. This brings the total montly lease payment due to $21,666.67.

IN WITNESS THEREOF, the parties hereto have caused this Lease to be executed on or as of the day and year first above written.

"Landlord":                                 "Tenant":

      Olafson Group, L.C.                        Tomax Technologies, Inc.
--------------------------------            ------------------------------------

     1227 E. Gilmer  Drive                       205 North 400 West
--------------------------------            ------------------------------------

    Salt Lake City, UT  84105                    Salt Lake City, UT 84103
--------------------------------            ------------------------------------

        /s/ Jaye Olafson                           /s/ Virgil Fernandez
By                                          By
  ------------------------------              ----------------------------------
      Jaye Olafson                                Virgil Fernandez


Title:         Manager                      Title:       VP Software Development
      ---------------------------                 ------------------------------

                         ADDENDUM TO OFFICE SPACE LEASE


THIS LEASE ADDENDUM, date July 1, 1999, is made and entered into by and between Olafson Group, an L.C. (hereinafter referred to as "Landlord"), and Tomax Technologies, Inc. (hereinafter referred to as "Tenant," whether one or more). Landlord and Tenant hereby agree that Tenant's rate of office space in the building located at 205 North 400 West, Salt Lake City, UT shall increase to $11.00 per sq. ft. for all 28,000 square feet currently being leased. All other terms and conditions contained in the original lease agreement that have not been addressed in this addendum or any previous addendums shall remain in effect. This brings the total montly lease payment due to $25,666.67.

In addition, the notice address of the Landlord has been changed to address listed below.

IN WITNESS THEREOF, the parties hereto have caused this Lease to be executed on or as of the day and year first above written.

"Landlord":                                 "Tenant":

      Olafson Group, L.C.                        Tomax Technologies, Inc.
--------------------------------            ------------------------------------

     1227 E. Gilmer  Drive                       205 North 400 West
--------------------------------            ------------------------------------

    Salt Lake City, UT  84105                    Salt Lake City, UT 84103
--------------------------------            ------------------------------------

        /s/ Jaye Olafson                           /s/ Virgil Fernandez
By                                          By
  ------------------------------              ----------------------------------
      Jaye Olafson                                Virgil Fernandez


Title:         Manager                      Title:    SVP Development
      ---------------------------                 ------------------------------

                       FIRST AMENDMENT TO OFFICE SPACE LEASE AGREEMENT

        This First Amendment to Office Space Lease Agreement ("First Amendment") is made and entered into this day of August, 2000, by and between OLAFSON GROUP L.C., a Utah limited liability company ("Landlord") and TOMAX TECHNOLOGIES INC., a Utah corporation ("Tenant").

                                   WITNESSETH:

        The parties entered into an Office Space Lease effective September 9, 1996, as amended by addenda dated January 1, 1998 and July 1, 1999, and desire to amend certain provisions therein as set forth hereinafter.

        NOW THEREFORE, in consideration of the mutual agreements and promises set forth hereinafter, the parties hereto hereby agree as follows:

        1. Paragraph 4 of the Office Space Lease is hereby amended to provide that the Office Space Lease shall terminate upon sixty (60) days written notice by the Tenant to the Landlord.

        Capitalized Terms used in this First Amendment have the meanings ascribed to them in the Office Space Lease. Except as modified as set forth in this First Amendment, the Office Space Lease shall continue in full force and effect.

        DATED as of the date set forth above.

                                       OLAFSON GROUP L.C.


                                       By:   /s/ Jaye Olafson
                                          --------------------------------------

                                       Title:        Manager
                                             -----------------------------------


                                       TOMAX TECHNOLOGIES INC.


                                       By:        /s/ Virgil Fernandez
                                          --------------------------------------


                                       Title:          CTO
                                             -----------------------------------